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                                                                    EXHIBIT 99.1

              [LETTERHEAD OF PAUL, HASTINGS, JANOFSKY & WALKER LLP]

                                January 31, 2002


NorthWestern Corporation
125 South Dakota Avenue, Suite 1100
Sioux Falls, South Dakota  57104

NorthWestern Capital Financing III
c/o NorthWestern Corporation
125 South Dakota Avenue, Suite 1100
Sioux Falls, South Dakota  57104


Ladies and Gentlemen:

         We have acted as counsel to NorthWestern Corporation, a Delaware corporation (the "Company"), and NorthWestern Capital Financing III, a Delaware statutory business trust (the "Trust"), in connection with the registration of an aggregate of 4,000,000 of 8.10% Trust Preferred Securities of the Trust and up to an aggregate of 600,000 additional 8.10% Trust Preferred Securities of the Trust if the Underwriters exercise their overallotment option in full (collectively, the "Preferred Securities"), pursuant to the Registration Statement on Form S-3 (Registration No. 333-82707) (the "Registration Statement") filed by the Company, the Trust and other registrants thereto with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended. In connection with the issue and sale by the Trust of the Preferred Securities, the Company has entered into an Amended and Restated Declaration of Trust of the Trust, dated as of January 31, 2002 (including Annex I and Annex II thereto, the "Declaration"), among the Company, as depositor, the trustees of the Trust named therein (the "Trustees") and the holders, from time to time, of beneficial interests in the assets of the Trust, pursuant to which the Company has agreed to purchase an aggregate of 123,712 8.10% Trust Common Securities of the Trust and up to an aggregate of 18,557 additional 8.10% Trust Common Securities of the Trust if the Underwriters exercise their overallotment option in full (collectively, the "Common Securities"). In connection with the issue and sale of the Preferred Securities and the Common Securities, the Company has entered into a Preferred Securities Guarantee Agreement, dated as of January 31, 2002 (the "Preferred Securities Guarantee Agreement"), between the Company and Wilmington Trust Company for the benefit of the holders of the Preferred Securities, and a Common Securities Guarantee Agreement, dated as of January 31, 2002 (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), for the benefit of the holders of the Common Securities. The Company has agreed to borrow the proceeds from the issue and sale of the Preferred Securities and the Common Securities and in exchange therefor to issue and sell $103,092,800 aggregate principal amount of the Company's 8.10% Junior Subordinated Deferrable Interest Debentures due January 15, 2032 and up to $15,463,925 additional aggregate principal amount of the Company's 8.10% Junior Subordinated Deferrable Interest Debentures due January 15, 2031 if the Underwriters exercise their overallotment option in full (in each case, the amount being the aggregate stated liquidation amount of the relevant Preferred Securities and Common Securities) (collectively, the "Debentures").

         In connection herewith, we have examined originals or copies

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(certified or otherwise identified to our satisfaction) of the Registration
Statement, including the exhibits thereto; the Underwriting Agreement (the "Underwriting Agreement"), dated as of January 24, 2002, among the Company, the Trust and Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Representatives of the several Underwriters named in Schedule A thereto; the Restated Certificate of Incorporation of the Company, filed in the office of the Secretary of State of the State of Delaware on November 9, 2000; the By-Laws of the Company, as amended to February 7, 2001; the Restated Certificate of Trust for the Trust, dated as of June 30, 1998; the Declaration; the Guarantee Agreements; the Preferred Securities; the Common Securities; the Subordinated Debt Securities Indenture, dated as of August 1, 1995 (the "Indenture"), between the Company and JPMorgan Chase Bank, as successor to The Chase Manhattan Bank, N.A., as trustee (the "Indenture Trustee"); the Fourth Supplemental Indenture, dated as of January 31, 2002 (the "Fourth Supplemental Indenture"), between the Company and the Indenture Trustee; the Debentures; and such other corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers, representatives and trustees of the Company and the Trust, and have made such inquiries of such officers, representatives and trustees, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth. Capitalized terms used but not defined herein are used as defined in the Registration Statement.

         In such examination, we have assumed the genuiness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of the originals of such latter documents. As to all questions of fact material to these opinions that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company and the Trust and upon the representations and warranties of the Company and the Trust contained in the Underwriting Agreement.

         Based on the foregoing, and upon our examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

         1. The Preferred Securities Guarantee Agreement has been duly authorized by the Company and (assuming the due authorization, execution and delivery thereof by the Indenture Trustee), when duly executed and delivered by the Company as contemplated by the Registration Statement, will constitute the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

         2. The Debentures have been duly authorized by the Company and, when duly executed by the Company, authenticated by the Indenture Trustee in accordance with the terms of the Indenture and sold and delivered by the Company as contemplated by the Registration Statement, will constitute the legal, valid and binding obligations of the company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to

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general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

         We are members of the Bar of the State of New York and our opinions herein are limited to the laws of the State of New York, the laws of the State of Delaware and the federal law of the United States, and we do not express any opinion as to the laws of any other state or jurisdiction. The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, nor may this letter or any copies thereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent, except that we hereby consent to the use of this opinion as an exhibit to the Registration Statement and to any and all references to our firm under the caption "Legal Matters" in the prospectus supplement which is a part of the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                                       Very truly yours,

                                       /s/ Paul, Hastings, Janofsky & Walker LLP